UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/20/2006

Kreisler Manufacturing Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4036

Delaware	22-1047792
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

180 Van Riper Avenue, Elmwood Park, NJ 07407
(Address of principal executive offices, including zip code)

201-791-0700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

Explanatory Note

Kreisler Manufacturing Corporation (the "Company") is filing this Amendment No. 1 (the "Form 8-K/A") to Form 8-K filed with the Securities and Exchange Commission on March 23, 2006 in order to clarify certain information disclosed in that Form 8-K.

On March 20, 2006, the Audit Committee of the Board of Directors of the Company dismissed Gregory, Sharer & Stuart, P.A. ("Gregory Sharer") as the Company's independent registered public accounting firm. Following a competitive bid process, which included proposals from several accounting firms, the Company's Audit Committee, on March 20, 2006, engaged Rothstein, Kass & Company, P.C. ("Rothstein Kass") to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2006.

Gregory Sharer's reports on the Company's consolidated financial statements for either of the past two fiscal years ended June 30, 2005 and 2004, respectively, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 2005 and June 30, 2004 and through March 20, 2006, there were no disagreements between the Company and Gregory Sharer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Gregory Sharer, would have caused Gregory Sharer to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such fiscal years.

During the two most recent fiscal years ended June 30, 2005 and 2004, respectively, and through March 20, 2006, there have been no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has requested Gregory Sharer furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Gregory Sharer agrees with the above statements. A copy of Gregory Sharer's letter is included as Exhibit 16 to this Form 8-K/A.

During the fiscal years ended June 30, 2005 and 2004, respectively, and through March 20, 2006, neither the Company nor anyone acting on its behalf consulted Rothstein Kass regarding either (1) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or (2) any matter that was the subject of a disagreement with Gregory Sharer or event identified in Item 304(a)(1)(iv) of Regulation S-B. The Company provided Rothstein Kass with this Form 8-K/A prior to filing it with the Securities and Exchange Commission.

Item 9.01.    Financial Statements and Exhibits

Exhibit 16        Letter from Gregory, Sharer & Stuart, P.A to the Securities and Exchange Commission dated April 5, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreisler Manufacturing Corporation

Date: April 05, 2006	By:	/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-16.	Letter from Gregory, Sharer & Stuart, P.A to the Securities and Exchange Commission dated April 5, 2006